Exhibit 10.14.7

TERM LOAN NOTE

$8,000,000	Loan Number 10004868054

November 12, 2008

FOR VALUE RECEIVED, and intending to be legally bound hereby, CASIE ECOLOGY OIL SALVAGE, INC., a New Jersey corporation with a principal office at 3209 North Mill Rd., Vineland, NJ 08360, MIDATLANTIC RECYCLING TECHNOLOGIES, INC., a New Jersey corporation with a principal office at 3137 Chammings Court, Vineland, NJ 08360, and REZULTZ, INCORPORATED,  a New Jersey corporation with a principal office at 3209 North Mill Rd., Vineland, NJ 08360 (collectively hereinafter “Borrower”), do hereby jointly, severally and unconditionally promise to pay, without set-off or deduction except as may be permitted under any Hedging Contract, to the order SUSQUEHANNA BANK, with an office at Two Aquarium Drive, Suite 400, Camden, New Jersey 08103 (hereinafter “Bank”), at the times, at the place and in the manner provided in the Term Loan Agreement the principal sum of EIGHT MILLION DOLLARS ($8,000,000.00) (the “Loan” or “Term Loan”) together with interest thereon as provided herein and in the Term Loan Agreement.  Reference is made to the Term Loan Agreement for a statement of terms and conditions under which the Loan is evidenced hereby and has been made.

This Term Loan Note (“Note”) is the Term Loan Note referred to in, and is entitled to the benefits of and subject to the terms and conditions of, the Term Loan Agreement dated on or about the date hereof (as amended, restated or otherwise modified, the “Loan Agreement”) by and among the Obligors party thereto and the Bank.  Terms capitalized but not defined herein shall have the meanings given to them respectively in the Loan Agreement.  The Loan Agreement contains, among other things, provisions for the time, place and manner of payment of this Note, the determination of the interest rate borne by and fees payable in respect of this Note, acceleration of the payment of this Note upon the happening of certain stated events and the mandatory repayment of this Note under certain circumstances.  The terms of the Loan Agreement are incorporated herein by reference.

Principal and Interest Repayment Terms.  Commencing on the fifteenth (15th) calendar day of the month beginning December 15, 2008, subject to adjustment in accordance with the Following Business Day Convention (as defined below), and continuing on the payment days provided in the Principal Payment Schedule (the “Schedule”) to be delivered by Lender after the Closing Date and attached by Lender to this Note as Schedule A, Borrower shall make consecutive monthly installments of principal plus accrued interest at the rate provided below in the amounts set forth in the Schedule.  Unless sooner paid, the entire amount of the unpaid Principal Amount as well as all accrued and unpaid interest and all other sums due under this Note that remain unpaid shall be repaid in full on the Maturity Date.  Lender agrees to provide Borrower with the Schedule upon Borrower’s request but any failure by Lender to do so prior to the first payment being due during the Repayment Period shall not relieve Borrower of its obligations to make such payment due hereunder or create any liability of Lender to Borrower.  Unless otherwise defined in a Hedging Confirmation (as defined below), (a) “Following Business Day Convention” means the convention for adjusting any relevant date that would otherwise fall on a day that is not a Business Day so that the date will be the first following day that is a Business Day and (b) “Business Day” means a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in New York and New Jersey.

Term Loan Maturity Date.  The Loan shall mature on November 15, 2015, subject to adjustment in accordance with the Following Business Day Convention (the "Maturity Date"), whereupon all Obligations under the Term Loan shall be immediately due and payable in full.

Interest.  The interest rate will be a rate per annum equal to two hundred fifty (250) basis points in excess of the Index, as hereinafter defined.  For the purposes hereof, the Index shall mean the one month London interbank offered rate (LIBOR), unrounded, as published in the “Money Rates” section of The Wall Street Journal (the “Index”).  If The Wall Street Journal listing of "Money Rates" is discontinued or substantially altered or the Index is no longer published in The Wall Street Journal, Lender may, in its sole discretion, choose another publication reporting the One Month LIBOR or may choose another index of annual interest rates for non-consumer loans which is readily available and verifiable beyond the control of Lender; in this event, the substitute index will be considered the Index, although it may be necessary for Lender, in its sole discretion, to adjust the margin to the substituted index in order to make the interest rate comparable to the interest rate under the prior Index.  The rate of interest shall change on each Adjustment Date, as hereinafter provided, and based on the Index published in The Wall Street Journal on each Adjustment Date.  For the purposes hereof, the Adjustment Date shall mean the fifteenth day of each month beginning December 15, 2008.  Interest shall be calculated on the basis of a year of three hundred sixty (360) days applied to the actual days on which there exists an unpaid balance under this Note (the “Contract Rate”); provided, however, that (a) Borrower may enter into a Hedging Contract (as defined in the Loan Agreement) with the Bank to provide a fixed rate of interest per annum to be payable by Borrower for the duration of the Hedging Contract, (b) interest rates derived from the Hedging Contracts are subject to market conditions at the time the rate is locked and (c) notwithstanding anything in this Note or the Loan Agreement to the contrary, if a Transaction (as defined in the Hedging Contract) is entered into by one or more Borrowers to hedge all or a portion of the Term Loan, then for so long as such Transaction is outstanding under the Hedging Contract: (i) “Index” shall mean the “Floating Rate Option” set forth in the Confirmation (as defined in the Hedging Contract) evidencing such Transaction (the “Hedging Confirmation”) and the manner which such Index is calculated and determined for purposes of this Note shall be in accordance with the provisions applicable to such Transaction under the Hedging Contract, (ii) Adjustment Date shall have the meaning given to “Reset Date” in the Hedging Confirmation and (iii) for the sake of clarity, it is understood by the parties hereto that the forgoing clauses (i) and (ii) are simply intended to match the floating rate payable by the Borrower hereunder to the floating rate payable by the Bank under the Hedging Confirmation, and should not be construed as providing a result inconsistent with such intent of the parties, except in the case of the Default Rate specified below.

 Loan Prepayments.  The Borrower may prepay all or a portion of the principal amount outstanding without penalty; provided, however, that the Borrower may be required to pay to the Bank a settlement payment in respect of any Hedging Obligations that may be required pursuant to the provisions of the Hedging Contract to terminate an outstanding Transaction under the Hedging Contract.  No prepayment shall affect the Borrower's obligation to continue to pay monthly installments required hereunder until the entire indebtedness evidenced by the Note has been paid in full.

Default Rate of Interest: Late Charges.  Upon an Event of Default and during the continuance thereof, interest shall accrue on the Obligations, as defined in the Loan Agreement at an annual rate at all times equal to the Contract Rate in this Note plus three percent (3.0%) but not more than the maximum rate allowed by law (the "Default Rate") and shall continue to accrue until such time the Obligations are paid in full, including, but not limited to, the period of time after the entry of any judgment against the Borrower.  The Default Rate shall continue to apply whether or not judgment shall be entered on this Note.  Accrued interest shall be payable in accordance with the terms of the Loan Agreement.

If any payment (including without limitation any regularly scheduled payment or any payment following demand) is not paid within ten (10) days after it is due, the Borrower will pay a late charge (the “Late Charge”) as specified below, regardless of whether the payment due consists of principal and interest, principal only or interest only: the greater of (a) 5.0% of the unpaid portion of the payment due, or (b) $25.  The Late Charge shall be in addition to any increase made to the Default Rate applicable to the outstanding balance hereof as a result of the failure to pay following failure to make payments of Obligations when due and payable, as well as in addition to any other applicable fees, charges and costs.

 The Borrower agrees to pay on demand (i) all costs of collection, including reasonable attorneys’ fees and expenses, if any part of this Note, principal or interest, is collected with the aid of an attorney and (ii) interest on any overdue principal of and, to the extent permitted by law, overdue interest on the Loan from its due dates at a rate or rates determined as set forth in the Loan Agreement.

All amounts payable by the Borrower to the Bank hereunder shall be paid directly to the Bank at its address set forth in the Loan Agreement in lawful money of the United States of America and in same day immediately available funds.

If this Note is executed by more than one Borrower, the obligations of such persons or entities hereunder will be joint and several.  This Note shall bind the Borrower and its heirs, executors, administrators, successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns; provided, however, that the Borrower may not assign this Note in whole or in part without the Bank’s prior written consent and the Bank at any time may assign this Note in whole or in part.

Upon the occurrence and during the continuance of any Event Of Default, the Bank may and is hereby authorized at any time and from time-to-time, subject at all times to the provisions of Sections 2.5 and 6.14 of the Loan Agreement with respect to the Bank’s waiver of its rights and remedies in all Revolver Collateral, without notice to the Borrower (any such notice being expressly waived by the Borrower) and to the fullest extent permitted by law, to set-off and apply any and all deposit accounts (general or special, time or demand, provisional or final) constituting Collateral and the Borrower hereby grants to the Bank a security in, lien upon and rights at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of the Borrower, credits, securities, moneys or other property of the Borrower constituting Collateral which may at any time be in the possession of, delivered to, or moved by the Bank, including any proceeds of or returned or unearned premium of insurance and all of the proceeds of the foregoing property constituting Collateral against any and all Obligations of the Borrower now or hereafter existing under this Note, irrespective of whether or not the Bank shall have made any demand under this Note, and although such Obligations may be contingent or unmatured.  The rights of the Bank under this section are in addition to other rights and remedies (including, without limitation, other rights of set-off) in the Collateral which the Bank may have.  Nothwithstanding anything to the contrary contained herein, the Bank specifically waives and disclaims all liens and rights of setoff under the Loan Documents (including the Hedging Contracts) or given to the Bank by law or otherwise, in the Revolver Collateral.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW JERSEY, WITHOUT REFERENCE TO CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

THE BORROWER VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY AND ALL RIGHTS THE BORROWER MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, LAWSUIT, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS NOTE, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS NOTE OR ANY TRANSACTION CONTEMPLATED IN ANY SUCH DOCUMENTS.  THE BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

THE BORROWER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING WITHOUT LIMITATION THE WAIVER OF JURY TRIAL CLAUSE, AND HAS BEEN ADVISED BY COUNSEL AS NECESSARY OR APPROPRIATE.

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IN WITNESS WHEREOF, the undersigned hereto, intending to create an instrument under seal, has duly executed this Note the day and year aforesaid and has affixed his/her/its respective seal or has adopted as his/her/its own the seal typed next to his/her/its own respective signature with the intent to be legally bound hereby as of the day and year first above written.

BORROWER:

Attest:	CASIE ECOLOGY OIL SALVAGE, INC., a New Jersey corporation

By:/s/ Brent Kopenhaver	By: /s/ Gregory Call
Brent Kopenhaver, Treasurer	Gregory Call, President

Attest:	MIDATLANTIC RECYCLING TECHNOLOGIES, INC., a Delaware corporation

By:/s/ Brent Kopenhaver	By: /s/ Gregory Call
Brent Kopenhaver, Treasurer	Gregory Call, President

Attest:	REZULTZ, INCORPORATED, a New Jersey corporation

By:/s/ Brent Kopenhaver	By: /s/ Gregory Call
Brent Kopenhaver, Treasurer	Gregory Call, President

Schedule A – Principal Payments

Payment Due Date	Begin Balance	Principal Payment	End Balance

15-Dec-08	8,000,000.00	76,585.66	7,923,414.34
15-Jan-09	7,923,414.34	76,974.97	7,846,439.37
15-Feb-09	7,846,439.37	77,366.26	7,769,073.11
15-Mar-09	7,769,073.11	77,759.54	7,691,313.57
15-Apr-09	7,691,313.57	78,154.82	7,613,158.75
15-May-09	7,613,158.75	78,552.11	7,534,606.64
15-Jun-09	7,534,606.64	78,951.41	7,455,655.23
15-Jul-09	7,455,655.23	79,352.75	7,376,302.48
15-Aug-09	7,376,302.48	79,756.13	7,296,546.35
15-Sep-09	7,296,546.35	80,161.55	7,216,384.80
15-Oct-09	7,216,384.80	80,569.04	7,135,815.76
15-Nov-09	7,135,815.76	80,978.60	7,054,837.16
15-Dec-09	7,054,837.16	81,390.24	6,973,446.92
15-Jan-10	6,973,446.92	81,803.97	6,891,642.95
15-Feb-10	6,891,642.95	82,219.81	6,809,423.14
15-Mar-10	6,809,423.14	82,637.76	6,726,785.38
15-Apr-10	6,726,785.38	83,057.84	6,643,727.54
15-May-10	6,643,727.54	83,480.05	6,560,247.49
15-Jun-10	6,560,247.49	83,904.41	6,476,343.08
15-Jul-10	6,476,343.08	84,330.92	6,392,012.16
15-Aug-10	6,392,012.16	84,759.60	6,307,252.56
15-Sep-10	6,307,252.56	85,190.46	6,222,062.10
15-Oct-10	6,222,062.10	85,623.51	6,136,438.59
15-Nov-10	6,136,438.59	86,058.77	6,050,379.82
15-Dec-10	6,050,379.82	86,496.23	5,963,883.59
15-Jan-11	5,963,883.59	86,935.92	5,876,947.67
15-Feb-11	5,876,947.67	86,935.92	5,789,569.82
15-Mar-11	5,789,569.82	87,377.85	5,701,747.80
15-Apr-11	5,701,747.80	87,822.02	5,613,479.35
15-May-11	5,613,479.35	88,268.45	5,524,762.21
15-Jun-11	5,524,762.21	88,717.14	5,435,594.09
15-Jul-11	5,435,594.09	89,168.12	5,345,972.70
15-Aug-11	5,345,972.70	89,621.39	5,255,895.73
15-Sep-11	5,255,895.73	90,076.97	5,165,360.87
15-Oct-11	5,165,360.87	90,534.86	5,074,365.79
15-Nov-11	5,074,365.79	90,995.08	4,982,908.15
15-Dec-11	4,982,908.15	91,457.64	4,890,985.60
15-Jan-12	4,890,985.60	92,389.82	4,798,595.78

15-Feb-12	4,798,595.78	92,859.47	4,705,736.31
15-Mar-12	4,705,736.31	93,331.50	4,612,404.81
15-Apr-12	4,612,404.81	93,805.94	4,518,598.87
15-May-12	4,518,598.87	94,282.79	4,424,316.08
15-Jun-12	4,424,316.08	94,762.06	4,329,554.02
15-Jul-12	4,329,554.02	95,243.76	4,234,310.26
15-Aug-12	4,234,310.26	95,727.92	4,138,582.34
15-Sep-12	4,138,582.34	96,214.54	4,042,367.80
15-Oct-12	4,042,367.80	96,703.63	3,945,664.17
15-Nov-12	3,945,664.17	97,195.20	3,848,468.97
15-Dec-12	3,848,468.97	97,689.28	3,750,779.69
15-Jan-13	3,750,779.69	98,185.87	3,652,593.82
15-Feb-13	3,652,593.82	98,684.98	3,553,908.84
15-Mar-13	3,553,908.84	99,186.63	3,454,722.21
15-Apr-13	3,454,722.21	99,690.83	3,355,031.38
15-May-13	3,355,031.38	100,197.59	3,254,833.79
15-Jun-13	3,254,833.79	100,706.92	3,154,126.87
15-Jul-13	3,154,126.87	101,218.85	3,052,908.02
15-Aug-13	3,052,908.02	101,733.38	2,951,174.64
15-Sep-13	2,951,174.64	102,250.53	2,848,924.11
15-Oct-13	2,848,924.11	102,770.30	2,746,153.81
15-Nov-13	2,746,153.81	103,292.71	2,642,861.10
15-Dec-13	2,642,861.10	103,817.79	2,539,043.31
15-Jan-14	2,539,043.31	104,345.53	2,434,697.78
15-Feb-14	2,434,697.78	104,875.95	2,329,821.83
15-Mar-14	2,329,821.83	105,409.07	2,224,412.76
15-Apr-14	2,224,412.76	105,944.90	2,118,467.86
15-May-14	2,118,467.86	106,483.45	2,011,984.41
15-Jun-14	2,011,984.41	107,024.74	1,904,959.67
15-Jul-14	1,904,959.67	107,568.79	1,797,390.88
15-Aug-14	1,797,390.88	108,115.59	1,689,275.29
15-Sep-14	1,689,275.29	108,665.18	1,580,610.11
15-Oct-14	1,580,610.11	109,217.56	1,471,392.55
15-Nov-14	1,471,392.55	109,772.75	1,361,619.80
15-Dec-14	1,361,619.80	110,330.76	1,251,289.04
15-Jan-15	1,251,289.04	110,891.61	1,140,397.43
15-Feb-15	1,140,397.43	111,455.31	1,028,942.12
15-Mar-15	1,028,942.12	112,021.87	916,920.25
15-Apr-15	916,920.25	112,591.32	804,328.93
15-May-15	804,328.93	113,163.66	691,165.27
15-Jun-15	691,165.27	113,738.91	577,426.36
15-Jul-15	577,426.36	114,317.08	463,109.28
15-Aug-15	463,109.28	114,898.19	348,211.09
15-Sep-15	348,211.09	115,482.26	232,728.83
15-Oct-15	232,728.83	116,069.29	116,659.54
15-Nov-15	116,659.54	116,659.54	0.00